                               JOHN HANCOCK FUNDS
--------------------------------------------------------------------------------

                                     INCOME
                                   SECURITIES
                                     TRUST


                                  ANNUAL REPORT

                                December 31, 1995

                                    TRUSTEES
                             Edward J. Boudreau, Jr.
                                    Chairman
                              Dennis S. Aronowitz*
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove*
                                 Gail D. Fosler*
                                  Bayard Henry*
                               Richard S. Scipione
                               Edward J. Spellman*
                         *Members of the Audit Committee

                                    OFFICERS
                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                   Vice Chairman and Chief Investment Officer
                              Andrew F. St. Pierre
                                    President
                                Thomas H. Drohan
                       Senior Vice President and Secretary
                                 James B. Little
                Senior Vice President and Chief Financial Officer
                                 Susan S. Newton
           Vice President, Assistant Secretary and Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                                    CUSTODIAN
                         Investors Bank & Trust Company
                                 89 South Street
                           Boston, Massachusetts 02111

                          TRANSFER AGENT AND REGISTRAR
                       State Street Bank and Trust Company
                               225 Franklin Street
                           Boston, Massachusetts 02110

                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                  LEGAL COUNSEL
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS
                                Ernst & Young LLP
                              200 Clarendon Street
                           Boston, Massachusetts 02116

                               CHAIRMAN'S MESSAGE

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

The stock market's record-breaking, whirlwind performance in 1995 will be a tough act to follow in 1996. In fact, we've already seen greater market volatility this year, particularly among last year's leaders -- technology stocks. That's to be expected after a year that saw market indexes soar, including the Standard & Poor's 500-Stock Index's 37% advance. While many of the same economic conditions that fostered the stellar 1995 market are still in place -- slow economic growth, muted inflation and decent corporate earnings -- it would be unrealistic to expect the market to stage a repeat in 1996. The old saying "trees don't grow to the sky" comes to mind. Shareholders would do well to temper expectations of investment returns and perhaps revisit their investment allocations with their financial advisor to determine if rebalancing their portfolio makes sense.

   No matter how you scale back your market expectations, you should always be able to count on consistent customer service performance. At John Hancock Funds, we never stop working to find ways to sustain and improve the quality of information and the level of assistance we provide you. Our commitment to this task is no less than John Hancock's loyalty was to his fledgling country when he is said to have uttered, "if it does the public good, burn Boston." We won't go that far, of course, but we share our namesake's dedication to putting the public before all else.

   In our case, that public is you, our shareholders. We take very seriously the role you have entrusted to us, that of helping you achieve your financial goals. Part of that will always involve good customer service. So please do not hesitate to call your Customer Service Representative at 1-800-225-5291 if you have any questions or need information. We take pride in helping you with the same spirit that John Hancock displayed at the dawning of America.

Sincerely,

/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                        BY JAMES K. HO, PORTFOLIO MANAGER

                                  JOHN HANCOCK
                            INCOME SECURITIES TRUST

      FIXED-INCOME SECURITIES THRIVE IN A CLIMATE OF MODEST GROWTH,
              BENIGN INFLATION AND STEADILY FALLING INTEREST RATES



  After the bond-market debacle of 1994, the new year brought dramatic proof of just how swiftly the investment climate can change for the better. At the beginning of 1995, the Federal Reserve was still in a restrictive mode, raising interest rates in hopes of putting the brakes on the economy and preventing an outbreak of inflation. During the fourth quarter of 1994, growth had surged above an annual rate of 5%, lending credence to the consensus among market participants that rates were likely to keep rising. Less than two months into the new year, the Fed did as most expected, raising the interest rate banks charge each other for overnight loans -- known as the federal funds rate -- one-half percentage point to 6.00%. It was the seventh rate increase in 12 months, and there's nothing the bond market likes less than rising interest rates.

[A 2 1/4" x 3 1/2" photo of James K. Ho at bottom right. Caption reads: "James
K. Ho, Portfolio Manager."]

   Already, however, the economy was exhibiting signs of weakness in key areas such as employment, housing and consumer spending. Economic growth slowed to a modest annual rate of 2.7% during the first quarter of 1995. As growth slowed and inflation remained tame, interest rates began falling and the bond market took off. When the growth rate dipped to 1.3% during the second quarter, it looked as if we might be headed for another recession. In

                                   [CAPTION]
"THIS CLIMATE OF MODERATE GROWTH, FALLING RATES AND LOW INFLATION WAS IDEAL FOR BOND INVESTORS."

                  John Hancock Funds - Income Securities Trust

[Chart entitled "Top Five Sectors" at top left hand column. The chart lists five sectors: 1) U.S. Government & Agency Bonds 33%; 2) Financials 23%; 3) Utilities 14%; 4) Broadcasting/Communications 11% 5) Transportation 5%. A footnote below states "As a percentage of net assets on December 31, 1995."]

July, the Fed shaved one-quarter percentage point off the federal funds rate. A second quarter-point reduction followed in December, two weeks before the period ended. Ironically, that brought the federal funds rate back to 5.50%, exactly where it was when the period began.

   This climate of moderate growth, falling rates and low inflation was ideal for bond investors. While the second half of 1995 was not quite as strong as the first half, the Fund's overall performance was impressive, both in absolute terms and compared to competing funds with similar objectives. For the year ended December 31, 1995, John Hancock Income Securities Trust had a total return of 20.12% at net asset value. Those results compared favorably with the average total return of 18.45% for all open-end corporate debt A-rated funds, according to Lipper Analytical Services.

STRATEGY REVIEW

The Fund's duration -- a measure of how much its net asset value will vary in response to changing interest rates -- was just above five years for most of the period, or close to the average for our peers. In light of the way interest rates fell during the period, a longer duration undoubtedly would have improved the Fund's performance. However, interest-rate movements are notoriously hard to predict. Maintaining a neutral average duration freed us to concentrate on variables over which we feel we have some control, such as sector and security selection.

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Time Warner followed by an up arrow and the phrase "Improving credit outlook." The second listing is United Air Lines followed by an up arrow and the phrase "Chose not to merge with USAir." The third listing is K-mart followed by a down arrow and the phrase "Hurt by retailing slump." Footnote below reads: "See "Schedule of Investments. "Investment holdings are subject to change."]

   That doesn't mean we ignored opportunities to capitalize on broad trends affecting interest rates. Rising interest rates in 1994 narrowed the spread between long-term rates and short-term rates, creating what's known as a flat yield curve. We believed that the yield curve was likely to steepen in 1995. To prepare, we emphasized mid-term securities -- those in the 3- to 10-year maturity range -- while de-emphasizing short-term and long-term securities. This is known as a "bullet" portfolio structure. Since then, as rates have fallen and the yield curve has steepened, the bullet has proven to be a wise choice.

SECTOR AND SECURITY SELECTION

Our focus all year has been on corporate bonds, both investment-grade and high-yield bonds, which are sometimes called junk bonds. High-yield bonds have credit ratings below BBB or Baa from one of the bond-rating agencies and offer a higher yield to compensate for the added credit risk. Slow but steady growth, low inflation and declining interest rates during 1995 encouraged investors to reach for the higher yield available from corporate bonds. As the year went on, the yield advantage over Treasury securities narrowed, and corporate bonds


                                   [CAPTION]
              "OUR FOCUS ALL YEAR HAS BEEN ON CORPORATE BONDS..."

                  John Hancock Funds - Income Securities Trust

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1995." The chart is scaled in increments of 5% from bottom to top, with 25% at the top and 0% at the bottom. Within the chart, there are two solid bars. The first represents the 20.12% total return for John Hancock Income Securities Trust. The second represents the 18.45% total return for the average open-end corporate debt A-rated fund. The footnote below states: "The total return for John Hancock Income Securities Trust is at net asset value with all distributions reinvested. The average open-end corporate debt A-rated fund is tracked by Lipper Analytical Services."]

realized corresponding price gains. As spreads have narrowed and the economy has slowed, we've begun looking for opportunities to shift assets out of corporate bonds and back into Treasuries. Mortgage-backed securities never totaled more than 15% of the Fund's net assets all year, and were under 10% for most of the past six months. Declining rates have increased prepayment risk on mortgages in recent months and caused them to lag the broader market. Prepayment risk is the risk that mortgage holders will pay off their debt early and refinance at the lower prevailing rates.

   Early in the year, when the economy was expanding more rapidly, we did well with so-called cyclical sectors of the economy, such as paper and steel, whose fortunes tend to rise and fall with the overall health of the economy. As growth has slowed, we've gradually moved assets into non-cyclical sectors, including media and cable companies. Top performers included Viacom, a programmer, and Continental Cablevision. Time Warner also posted impressive gains during 1995 as its credit outlook improved and investors applauded the proposed merger with Turner Broadcasting System. Some other top performers were airlines, including Delta Air Lines; AMR Corp., the parent of American Airlines which we sold during the period; and United Air Lines, which rallied following the decision not to merge with USAir. Our biggest disappointment of the year was K-mart, which we sold during the period. It was hurt by the slump in retailing and rumors of a possible bankruptcy.

OUTLOOK

We think the current favorable climate for bond investors may well last through the spring. One indicator we'll be watching closely is the progress of the budget debate in Washington. The Fed is a strong advocate of fiscal restraint. If and when Congress and the White House can agree on a balanced budget, the Fed could signal its approval with another rate cut.

   Farther out, though, the outlook begins to change. Ultimately lower interest rates can't help but stimulate growth. If so, then we begin to worry about inflation again, and perhaps a return to market conditions more like those that prevailed a year ago. Since 1995 was an outstanding year, it is unlikely to be repeated in 1996 and shareholders would do well to lower their expectations going forward.

                                   [CAPTION]
     "...WE'LL BE WATCHING CLOSELY... THE PROGRESS OF THE BUDGET DEBATE IN
                                  WASHINGTON."

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Income Securities Trust

STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------------
                                                                                               DECEMBER 31,
                                                                                     ----------------------------------
                                                                                         1995                 1994
                                                                                     -------------        -------------
ASSETS:
  Investments at value - Note C:
   Publicly traded bonds (cost 1995 - $159,887,678; 1994 - $157,860,231) .......     $ 166,957,673        $ 148,561,449
   Common stock (cost 1995 - none; 1994 - $106,667) ............................              --                 76,000
   Joint repurchase agreement (cost 1995 - $6,991,000; 1994 - $2,037,000) ......         6,991,000            2,037,000
   Corporate savings account ...................................................               664                   23
                                                                                     -------------        -------------
                                                                                       173,949,337          150,674,472
  Receivable for investments sold ..............................................            71,494                 --
  Interest receivable ..........................................................         3,169,962            3,583,831
  Receivable for variation margin - Note A .....................................              --                 11,250
  Other assets .................................................................             3,400                 --
                                                                                     -------------        -------------
                    Total Assets ...............................................       177,194,193          154,269,553
                    ---------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for investments purchased ............................................         4,079,983                 --
  Payable to John Hancock Advisers, Inc. and affiliates - Note B ...............           287,222               95,624
  Accounts payable and accrued expenses ........................................            94,656               57,468
                                                                                     -------------        -------------
                    Total Liabilities ..........................................         4,461,861              153,092
                    ---------------------------------------------------------------------------------------------------
NET ASSETS:
  Capital paid-in ..............................................................       166,206,744          164,438,577
  Accumulated net realized loss on investments and financial futures contracts .          (574,170)            (886,334)
  Net unrealized appreciation (depreciation) of investments and
   financial futures contracts .................................................         7,069,995           (9,441,949)

  Undistributed net investment income ..........................................            29,763                6,167
                                                                                     -------------        -------------
                    Net Assets .................................................     $ 172,732,332        $ 154,116,461
                    ===================================================================================================

NET ASSET VALUE PER SHARE:
  (based on 10,319,398 and 10,205,263 shares of beneficial interest outstanding, respectively - 30 million shares
  authorized with no par value) ................................................     $       16.74        $       15.10
=======================================================================================================================

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON DECEMBER 31, 1995 AND DECEMBER 31, 1994. YOU'LL ALSO FIND THE NET ASSET VALUE PER SHARE AS OF THOSE DATES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Income Securities Trust

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                          --------------------------------
                                                                                              1995                1994
                                                                                          ------------        ------------
INVESTMENT INCOME:
  Interest ........................................................................       $ 14,285,112        $ 14,329,886
  Dividends .......................................................................               --                15,312
                                                                                          ------------        ------------
                                                                                            14,285,112          14,345,198
                                                                                          ------------        ------------
  Expenses:
   Investment management fee - Note B .............................................          1,034,167           1,016,554
   Transfer agent fee .............................................................            130,675             164,420
   Printing .......................................................................             91,485              81,901
   Custodian fee ..................................................................             49,695              50,103
   Auditing fee ...................................................................             37,436              33,664
   New York Stock Exchange fee ....................................................             25,296              24,391
   Trustees' fees .................................................................             13,927              16,570
   Miscellaneous ..................................................................             13,180              10,189
   Legal fees .....................................................................              3,649               5,641
                                                                                          ------------        ------------
                    Total Expenses ................................................          1,399,510           1,403,433
                    ------------------------------------------------------------------------------------------------------
                    Net Investment Income .........................................         12,885,602          12,941,765
                    ------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FINANCIAL FUTURES CONTRACTS
  Net realized gain (loss) on investments sold ....................................            915,137          (1,757,122)
  Net realized gain (loss) on financial futures contracts .........................           (602,973)            870,788
  Change in net unrealized appreciation/depreciation of investments ...............         16,399,444         (16,983,182)
  Change in net unrealized appreciation/depreciation of financial futures contracts            112,500            (113,438)
                                                                                          ------------        ------------
                    Net Realized and Unrealized Gain (Loss) on Investments
                       and Financial Futures Contracts ............................         16,824,108         (17,982,954)
                    ------------------------------------------------------------------------------------------------------
                    Net Increase (Decrease) in Net Assets Resulting from Operations       $ 29,709,710        $ (5,041,189)
                    ======================================================================================================




THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIODS STATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Income Securities Trust

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                           ----------------------------------
                                                                                                1995                 1994
                                                                                           -------------        -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income ................................................................   $  12,885,602        $  12,941,765
  Net realized gain (loss) on investments sold and financial futures contracts .........         312,164             (886,334)
  Change in net unrealized appreciation/depreciation of investments and
   financial futures contracts .........................................................      16,511,944          (17,096,620)

                                                                                           -------------        -------------
   Net Increase (Decrease) in Net Assets Resulting from Operations .....................      29,709,710           (5,041,189)
                                                                                           -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income $(1.2550 and $1.2775 per share, respectively)....     (12,862,006)         (12,935,598)
  Distributions from net realized gain on investments sold and financial futures contracts (none and $0.0782 per
   share, respectively) ................................................................            --               (788,088)
                                                                                           -------------        -------------
   Total Distributions to Shareholders .................................................     (12,862,006)         (13,723,686)
                                                                                           -------------        -------------

FROM FUND SHARE TRANSACTIONS
  (Market value of shares issued to shareholders in reinvestment of distributions) .....       1,768,167            1,892,903
                                                                                           -------------        -------------

NET ASSETS:
  Beginning of period ..................................................................     154,116,461          170,988,433
                                                                                           -------------        -------------
  End of period (including undistributed net investment income of $29,763
   and $6,167, respectively) ...........................................................   $ 172,732,332        $ 154,116,461
                                                                                           =============        =============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

  Shares outstanding, beginning of period ..............................................      10,205,263           10,076,246
  Shares issued to shareholders in reinvestment of distributions .......................         114,135              129,017
                                                                                           -------------        -------------
  Shares outstanding, end of period ....................................................      10,319,398           10,205,263
                                                                                           =============        =============



THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS FISCAL PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE DUE TO REINVESTMENT OF DISTRIBUTIONS IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES OUTSTANDING AT THE BEGINNING OF THE PERIOD, REINVESTED AND OUTSTANDING AT THE END OF THE PERIOD, FOR THE LAST TWO PERIODS.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Income Securities Trust

FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------------------
                                                                1995           1994           1993           1992           1991
                                                            -----------    -----------    -----------    -----------    -----------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period .....................  $     15.10    $     16.97    $     16.31    $     16.25    $     15.19
                                                            -----------    -----------    -----------    -----------    -----------

Net Investment Income ....................................         1.26           1.28           1.31           1.37           1.44
Net Realized and Unrealized Gain (Loss) on Investments
  and Financial Futures Contracts ........................         1.64          (1.79)          0.80           0.07           1.08
                                                            -----------    -----------    -----------    -----------    -----------
     Total from Investment Operations ....................         2.90          (0.51)          2.11           1.44           2.52
                                                            -----------    -----------    -----------    -----------    -----------
Less Distributions:

Dividends from Net Investment Income .....................        (1.26)         (1.28)         (1.32)         (1.38)         (1.46)
Distributions from Net Realized Gain on Investments
  Sold and Financial Futures Contracts ...................         --            (0.08)         (0.13)          --             --

                                                            -----------    -----------    -----------    -----------    -----------
     Total Distributions .................................        (1.26)         (1.36)         (1.45)         (1.38)         (1.46)
                                                            -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period ...........................  $     16.74    $     15.10    $     16.97    $     16.31    $     16.25
                                                            ===========    ===========    ===========    ===========    ===========
Per Share Market Value, End of Period ....................  $     15.75    $     13.75    $     16.50    $     16.75    $     17.00
Total Investment Return at Market Value ..................        24.11%         (8.70)%         7.22%          7.16%         23.25%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted) ................  $   172,732    $   154,116    $   170,988    $   162,468    $   159,990
Ratio of Expenses to Average Net Assets ..................         0.84%          0.87%          0.84%          0.81%          0.74%
Ratio of Net Investment Income to Average Net Assets .....         7.77%          8.03%          7.67%          8.46%          9.28%
Portfolio Turnover Rate ..................................          105%            82%            95%           111%            92%

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. IT ALSO SHOWS THE TOTAL INVESTMENT RETURN FOR EACH PERIOD BASED ON THE MARKET VALUE OF FUND SHARES. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Income Securities Trust

SCHEDULE OF INVESTMENTS
December 31, 1995
--------------------------------------------------------------------------------
THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY INCOME SECURITIES TRUST ON DECEMBER 31, 1995. IT'S DIVIDED INTO TWO MAIN CATEGORIES:
PUBLICLY TRADED BONDS AND SHORT-TERM INVESTMENTS. THE SECURITIES ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.


                                                                             INTEREST   S+P      (000'S    MARKET
ISSUER, DESCRIPTION                                                            RATE   RATING**  OMITTED)   VALUE
-------------------                                                            ----   --------  --------   -----
PUBLICLY TRADED BONDS
AEROSPACE (0.35%)
  Jet Equipment Trust Ser 1995-B,
   *Cert 08-15-14 (R)......................................................   10.910%    BB+    $  550  $   603,570
                                                                                                        -----------
BANKS (13.83%)
  Abbey National First Capital B.V.,
    Sub Note 10-15-04......................................................    8.200     AA-     1,000    1,134,120
  ABN Amro Bank N.V. - Chicago Branch,
   *Global Bond 05-31-05...................................................    7.250     AA-     1,000    1,073,580
  African Development Bank,
    Sub Note 12-15-03......................................................    9.750     AA      1,000    1,234,770
  Barclays North American Capital Corp.,
    Gtd Cap Note 05-15-21..................................................    9.750     AA-       900    1,084,500
  Den Danske Bank Aktieselskab,
   *Sub Note 06-15-05 (R)..................................................    7.250     BBB+      800      844,456
  International Bank for Reconstruction and Development,
    30 Yr Bond 07-15-17....................................................    9.250     AAA     4,000    5,312,000
  Landeskreditbank Baden - Wurttemberg,
    Sub Note 02-01-23......................................................    7.625     AAA     1,500    1,703,535
  Midland American Capital Corp.,
    Gtd Note 11-15-03......................................................   12.750     A       1,500    1,770,375
  National Westminster Bank PLC - New York Branch
    Sub Note 05-01-01......................................................    9.450     AA-     1,250    1,448,725
  Scotland International Finance No. 2 B.V.
    Sub Gtd Note 01-27-04 (R)..............................................    8.800     A+      2,000    2,295,260
    Sub Gtd Note 11-01-06 (R)..............................................    8.850     A+        750      890,442
  Security Pacific Corp.,
    Medium Term Sub Note 04-26-01..........................................   10.500     A-      1,500    1,810,770
    Sub Note 11-15-00......................................................   11.500     A-      1,000    1,229,430
  Toronto Dominion Bank - New York Branch,
    Sub Note 01-15-09......................................................    6.450     AA-     1,000    1,004,830
  Westdeutsche Landesbank Girozentrale - New York Branch,
    Sub Note 06-15-05......................................................    6.750     AA+     1,000    1,047,980
                                                                                                        -----------
                                                                                                         23,884,773
                                                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Income Securities Trust

                                                                                               PAR VALUE
                                                                             INTEREST   S+P      (000'S    MARKET
ISSUER, DESCRIPTION                                                            RATE   RATING**  OMITTED)   VALUE
-------------------                                                            ----   --------  --------   -----
BROADCASTING (7.41%)
  Cablevision Systems Corp.,
    Sr Sub Deb 04-01-04....................................................   10.750%    B      $1,000   $1,055,000
  Century Communications Corp.,
    Sr Sub Deb 10-15-03....................................................   11.875     B+      1,250    1,346,875
  Comcast Corp.,
   *Sr Sub Deb 05-15-05....................................................    9.375     B+        250      264,375
  Continental Cablevision, Inc.,
   *Sr Note 05-15-06 (R)...................................................    8.300     BB+       625      625,000
    Sr Sub Deb 06-01-07....................................................   11.000     BB-     1,210    1,352,175
  Jones Intercable, Inc.,
   *Sr Note 03-15-02.......................................................    9.625     BB        250      268,750
   *Sr Sub Deb 07-15-04....................................................   11.500     B+      1,000    1,110,000
  Le Groupe Videotron Ltee,
   *Sr Note 02-15-05.......................................................   10.625     BB+       250      268,125
  Lenfest Communications, Inc.,
   *Sr Note 11-01-05.......................................................    8.375     BB+       500      501,875
  Rogers Cablesystems Ltd.,
   *Sr Sec Second Priority Note 03-15-05...................................   10.000     BB+       750      806,250
   *Sr Sub Deb 12-01-15....................................................   11.000     BB-       250      268,750
  TeleWest plc,
   *Sr Deb 10-01-06........................................................    9.625     BB        450      457,875
  TKR Cable I, Inc.,
    Sr Deb 10-30-07........................................................   10.500     BBB-    2,000    2,381,640
  Turner Broadcasting System, Inc.,
   *Sr Note 07-01-13.......................................................    8.375     BB+       550      570,933
  Viacom, Inc.,
   *Sr Deb 01-15-16........................................................    7.625     BB+       500      506,400
    Sub Deb 07-07-06.......................................................    8.000     BB-     1,000    1,017,500
                                                                                                        -----------
                                                                                                         12,801,523
                                                                                                        -----------
COMPUTERS (0.27%)
  Unisys Corp.,
    Credit Sensitive Note 07-01-97.........................................   13.500     BB-       500      475,000
                                                                                                        -----------
CONTAINERS (0.07%)
  Stone Container Corp.,
    Sr Sub Note 10-01-04...................................................   11.500     B         115      114,425
                                                                                                        -----------
COSMETICS & TOILETRIES (0.45%)
  Johnson & Johnson,
    Deb 11-15-23...........................................................    6.730     AAA       750      777,143
                                                                                                        -----------
FINANCE (6.56%)
  Banc One Credit Card Master Trust,
    Class A Asset Backed Ctf, Ser 1994-B 12-15-99..........................    7.550     AAA     1,000    1,036,560
  CIT Group Holdings, Inc. (The),
    Medium Term Sr Sub Cap Note 03-15-01...................................    9.250     A       1,000    1,145,640
  Great Western Financial Corp.,
    Note 02-01-02..........................................................    8.600     BBB+    1,250    1,402,163

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Income Securities Trust

                                                                                               PAR VALUE
                                                                             INTEREST   S+P      (000'S    MARKET
ISSUER, DESCRIPTION                                                            RATE   RATING**  OMITTED)   VALUE
-------------------                                                            ----   --------  --------   -----

FINANCE (CONTINUED)
  Greentree Financial Corp.,
   *Ctf Home Improv Ln Ser 1995-D CI M-2 09-15-25..........................    6.950%    AAA    $  650   $  663,605
  MBNA Master Credit Card Trust,
   *Ser 1995-D Asset Backed Ctf 06-15-00...................................    6.050     AAA     1,585    1,608,775
  Merrill Lynch Mortgage Investors, Inc.,
    Sr/Sub Pass Thru Ctf Ser 1992, Class B (Sub) 04-15-12..................    8.500     AA        461      479,477
  Santander Financial Issuances Ltd.,
   *Sub Gtd Note 04-15-05..................................................    7.875     A+      1,000    1,103,760
  Standard Credit Card Master Trust I,
   *Class A Credit Card Part Ctf Ser 1995-2 01-07-00.......................    8.625     AAA     1,250    1,287,100
   *Class A Credit Card Part Ctf Ser 1993-2 10-07-04.......................    5.950     AAA       505      500,894
   *Class A Credit Card Part Ctf Ser 1995-9 10-07-07.......................    6.550     AAA     1,000    1,030,000
    Class A Credit Card Part Ctf Ser 1994-2 04-07-08.......................    7.250     AAA     1,000    1,077,810
                                                                                                        -----------
                                                                                                         11,335,784
                                                                                                        -----------
GLASS PRODUCTS (0.49%)
  Owens-Illinois, Inc.,
    Sr Deb 12-01-03........................................................   11.000     BB        750      847,500
                                                                                                        -----------
GOLD MINING & PROCESSING (1.13%)
  Magma Copper Co.,
    Sr Sub Note 12-15-01...................................................   12.000     BB+     1,750    1,949,062
                                                                                                        -----------
GOVERNMENTAL - FOREIGN (2.15%)
  Brazil, Republic of,.....................................................    4.250     NR        250      132,813
   *Par Bond YL4 04-15-24
  Nova Scotia, Province of,
    Deb 04-01-22...........................................................    8.750     A-        850    1,032,401
  Ontario, Province of,
    Bond 06-04-02..........................................................    7.750     AA-       500      544,335
    Deb 05-01-11...........................................................   15.125     AA-       325      352,892
    Deb 08-31-12...........................................................   15.250     AA-       350      421,452
  Quebec, Province of,
    Deb 10-01-13...........................................................   13.000     A+        500      609,650
  Saskatchewan, Province of,
   *Deb 12-15-20...........................................................    9.375     BBB+      480      623,386
                                                                                                        -----------
                                                                                                          3,716,929
                                                                                                        -----------
GOVERNMENTAL - U.S. (16.06%)
  United States Treasury,
    Bond 08-15-05..........................................................   10.750     AAA     1,957    2,688,742
    Bond 08-15-17..........................................................    8.875     AAA       475      636,201
    Bond 05-15-18..........................................................    9.125     AAA     2,250    3,092,332
    Bond 02-15-23..........................................................    7.125     AAA     5,630    6,437,567
    Note 11-15-96..........................................................    7.250     AAA     1,130    1,148,713
    Note 04-15-98..........................................................    7.875     AAA     1,000    1,055,940
    Note 05-15-98..........................................................    9.000     AAA     5,600    6,063,736
    Note 11-30-99..........................................................    7.750     AAA     3,825    4,144,732

                        SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Income Securities Trust

                                                                                               PAR VALUE
                                                                             INTEREST   S+P      (000'S    MARKET
ISSUER, DESCRIPTION                                                            RATE   RATING**  OMITTED)   VALUE
-------------------                                                            ----   --------  --------   -----
GOVERNMENTAL - U.S. (CONTINUED)
   *Note 11-15-04..........................................................    7.875%    AAA    $2,145  $ 2,482,837
                                                                                                        -----------
                                                                                                         27,750,800

                                                                                                        -----------
GOVERNMENTAL - U.S. AGENCIES (14.63%)
  Federal National Mortgage Association,
    15 Yr SF Pass thru Ctf 01-25-05........................................    8.000     AAA     1,000    1,074,680
    15 Yr SF Pass thru Ctf 02-01-08........................................    7.500     AAA       775      796,519
   *30 Yr SF Pass thru Ctf 10-01-23........................................    7.000     AAA       889      896,104
  Financing Corp.,
    Bond Ser A 02-08-18....................................................    9.400     AAA     2,000    2,712,180
    Bond Ser B 04-06-18....................................................    9.800     AAA     2,000    2,809,380
  Government National Mortgage Association,
   *30 Yr SF Pass thru Ctf 12-15-99+.......................................    7.000     AAA     1,605    1,624,051
   *30 Yr SF Pass thru Ctf 02-15-24 to 8-15-25.............................    7.500     AAA       803      826,269
   *30 Yr SF Pass thru Ctf 09-15-22 to 01-15-25+...........................    8.000     AAA     4,711    4,909,683
   *30 Yr SF Pass thru Ctf 01-15-23 to 12-15-24............................    8.500     AAA     4,659    4,891,594
    30 Yr SF Pass thru Ctf 04-15-21........................................    9.000     AAA       779      829,621
   *30 Yr SF Pass thru Ctf 11-15-19 to 02-15-25............................    9.500     AAA     1,919    2,062,963
    30 Yr SF Pass thru Ctf 11-15-20........................................   10.000     AAA       644      709,161
  Tennessee Valley Authority,
    Power Bonds 1989 Ser G 11-15-29........................................    8.625     AAA     1,000    1,133,980
                                                                                                        -----------
                                                                                                         25,276,185
                                                                                                        -----------
INSURANCE (2.62%)
  Equitable Life Assurance Society of the United States (The),
   *Surplus Note 12-01-05 (R)..............................................    6.950     A         550      559,389
  Liberty Mutual Insurance Co.
   *Surplus Note 05-04-07 (R)..............................................    8.200     A2      1,000    1,112,590
  Massachusetts Mutual Life Insurance Co.,
    Surplus Note 11-15-23 (R)..............................................    7.625     AA-     1,050    1,096,988
  New York Life Insurance Co.,
    Surplus Note 12-15-23 (R)..............................................    7.500     AA      1,000    1,025,050
  Sun Canada Financial Co.,
   *Sub Note 12-15-07 (R)..................................................    6.625     AA        725      731,808
                                                                                                        -----------
                                                                                                          4,525,825
                                                                                                        -----------
LEISURE & RECREATION (0.09%)
  Mohegan Tribal Gaming Authority
   *Sr Sec Note 11-15-02 (R)...............................................   13.500     NR        150      162,000
                                                                                                        -----------
MEDICAL/DENTAL (0.44%)
  Fisher Scientific International Inc.,
   *Note 12-15-05..........................................................    7.125     BBB       750      753,075
                                                                                                        -----------
OIL & GAS (3.11%)
  Ashland Oil, Inc.,
    SF Deb 10-15-17........................................................   11.125     BBB     1,000    1,131,900
  Coastal Corp. (The),
    Sr Deb 06-15-06........................................................   11.750     BB+     1,000    1,063,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Income Securities Trust

                                                                                               PAR VALUE
                                                                             INTEREST   S+P      (000'S    MARKET
ISSUER, DESCRIPTION                                                            RATE   RATING**  OMITTED)   VALUE
-------------------                                                            ----   --------  --------   -----
OIL & GAS (CONTINUED)
  Maxus Energy Corp.,
    Deb 05-01-13...........................................................   11.250%    BB-      $229   $  237,015
  Norsk Hydro, a.s.,
    Deb 06-15-23...........................................................    7.750     A-      1,000    1,117,650
  Occidental Petroleum Corp.,
    Sr Deb 09-15-09........................................................   10.125     BBB       600      783,294
  TransTexas Gas Corp.,
   *Sr Sec Note 06-15-02...................................................   11.500     BB-     1,000    1,032,500
                                                                                                        -----------
                                                                                                          5,366,109
                                                                                                        -----------
PAPER (1.11%)
  APP International Finance Co. B.V.,
   *Gtd Sec Note 10-01-05..................................................   11.750     BB        400      394,000
  Georgia-Pacific Corp.,
    Deb 02-15-18...........................................................    9.500     BBB-      450      472,680
  Repap New Brunswick,
   *Sr Note 04-15-05.......................................................   10.625     B+        400      392,000
  S.D. Warren Co.,
    Sr Sub Note 12-15-04...................................................   12.000     B+        250      275,625
  Stone Consolidated,
   *Sr Note 12-15-00.......................................................   10.250     B+        350      374,500
                                                                                                        -----------
                                                                                                          1,908,805
                                                                                                        -----------
PUBLISHING (2.63%)
  News America Holdings Inc.,
   *Deb 08-10-18...........................................................    8.250     BBB     1,100    1,195,656
    Sr Note 10-15-99.......................................................    9.125     BBB     1,000    1,105,380
    Sr Note 12-15-01.......................................................   12.000     BBB       750      834,698
  Time Warner Inc.,
    Deb 01-15-13...........................................................    9.125     BBB-    1,250    1,408,687
                                                                                                        -----------
                                                                                                          4,544,421
                                                                                                        -----------
RETAIL (2.04%)
  Kroger Co. (The),
    Lease Ctf 02-01-09.....................................................   12.950     BB      1,910    2,139,200
  May Department Stores Co. (The),
    Deb 06-15-18...........................................................   10.750     A         254      291,193
  Safeway Stores, Inc.,
    Lease Ctf 01-15-09.....................................................   13.500     BBB-      474      546,669
  Thrifty Payless Inc.,
   *Sr Note 04-15-03.......................................................   11.750     B         500      540,000
                                                                                                        -----------
                                                                                                          3,517,062
                                                                                                        -----------
STEEL (0.81%)
  UCAR Global Enterprises Inc.,
   *Sr Sub Note 01-15-05...................................................   12.000     B+        400      462,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Income Securities Trust

                                                                                               PAR VALUE
                                                                             INTEREST   S+P      (000'S    MARKET
ISSUER, DESCRIPTION                                                            RATE   RATING**  OMITTED)   VALUE
-------------------                                                            ----   --------  --------   -----
STEEL (CONTINUED)
  Weirton Steel Corp.,
   *Sr Note 03-01-98.......................................................   11.500%    B      $  300  $   308,250
   *Sr Note 10-15-99.......................................................   10.875     B         260      260,000
   *Sr Note 06-01-05.......................................................   10.750     B         400      377,000
                                                                                                        -----------
                                                                                                          1,407,250
                                                                                                        -----------
TELECOMMUNICATIONS (0.90%)
  British Telecom Finance Inc.,
    Gtd Deb 02-15-19.......................................................    9.625     AAA     1,000    1,141,480
  Tele-Communications Inc.,
   *Sr Deb 02-01-12........................................................    9.800     BBB-      350      419,710
                                                                                                        -----------
                                                                                                          1,561,190
                                                                                                        -----------
TOBACCO (0.48%)
  RJR Nabisco, Inc.,
   *Note 12-01-02..........................................................    8.625     BBB-      650      677,098
   *Note 09-15-03..........................................................    7.625     BBB-      150      147,002
                                                                                                        -----------
                                                                                                            824,100
                                                                                                        -----------
TRANSPORTATION (5.33%)
  Delta Air Lines, Inc.,
   *Deb 05-15-21...........................................................    9.750     BB        375      462,649
  NWA Inc.,
    Note 08-01-96..........................................................    8.625     B       2,265    2,287,650
  Rail Car Trust No. 1992-1,
    Trust Note 06-01-04....................................................    7.750     AAA     1,715    1,854,755
  Scandinavian Airlines System,
    Bond 07-20-99..........................................................    9.125     A3        700      768,250
  Sea-Land Service, Inc.,
    Sec Bond Ser A 01-02-11................................................   10.600     BBB+    1,000    1,063,250
  United Air Lines, Inc.,
    Deb Ser B 05-01-14.....................................................   11.210     BB      1,000    1,323,650
  USAir 1990-A Pass Through Trusts,
    Pass thru Ctf Ser 1990-A1 03-19-05.....................................   11.200     B+      1,476    1,444,816
                                                                                                        -----------
                                                                                                          9,205,020
                                                                                                        -----------
UTILITIES (13.69%)
  BVPS II Funding Corp.,
   *Collateralized Lease Bond 12-01-07.....................................    8.330     BB+       595      595,595
   *Collateralized Lease Bond 06-01-17.....................................    8.890     BB        200      205,370
  CE Casecnan Water & Energy Co., Inc.,
   *Sr Sec Note Ser A 11-15-05 (R).........................................   11.450     BB        500      505,000
  Chugach Electric Association, Inc.,
    1st Mtg 1991 Ser A 03-15-22............................................    9.140     A       2,000    2,280,000
  Cleveland Electric Illuminating Co.,
   *1st Mtg Ser 2005-B 05-15-05............................................    9.500     BB        750      776,250
  CTC Mansfield Funding Corp.,
    Sec Lease Oblig 09-30-16...............................................   11.125     B+      1,900    2,022,740

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Income Securities Trust

                                                                                               PAR VALUE
                                                                             INTEREST   S+P      (000'S    MARKET
ISSUER, DESCRIPTION                                                            RATE   RATING**  OMITTED)   VALUE
-------------------                                                            ----   --------  --------   -----
UTILITIES (CONTINUED)
  E.I.P. Refunding Corp.,
    Sec Fac Bond 10-01-12..................................................   10.250%    B+     $  744   $  788,804
  First PV Funding Corp.,
   *Lease Oblig Ser 1986 A 01-15-14........................................   10.300     B+        250      261,562
   *Lease Oblig Ser 1986 B 01-15-16........................................   10.150     B+      1,500    1,533,750
  GG1B Funding Corp.,
   *Sec Lease Oblig 01-15-11...............................................    7.430     BBB-      887      882,953
   *Sec Lease Oblig 01-15-14...............................................    8.200     BBB-      500      502,787
  GTE Corp.,
    Deb 11-15-17...........................................................   10.300     BBB+      500      607,470
    Deb 11-01-20...........................................................   10.250     BBB+    1,500    1,788,150
  Hydro-Quebec (Gtd by Province of Quebec),
   *Deb 02-01-03...........................................................    7.375     A+        750      800,932
    Deb Ser HS 02-01-21....................................................    9.400     A+        545      691,730
  Iberdrola International B.V.
    Gtd Note 10-01-02......................................................    7.500     AA-     2,000    2,152,000
  Long Island Lighting Co.,
   *Deb 03-15-03...........................................................    7.050     BB+       750      737,302
   *Gen Ref 05-01-21.......................................................    9.750     BBB-      250      257,172
   *Gen Ref Mtg 07-01-24...................................................    9.625     BBB-      750      763,470
  Louisiana Power & Light Co.,
   *Sec Lease Oblig Bond Ser B 01-02-17....................................   10.670     BBB-    1,350    1,452,235
  Midland Funding Corp. I,
    Sr Sec Lease Oblig Ser C 07-23-02......................................   10.330     BB-     1,476    1,534,527
  Philippine Long Distance Telephone Co.,
   *Note 08-01-05..........................................................    9.875     BB        255      270,619
  System Energy Resources, Inc.,
    1st Mtg 09-01-96.......................................................   10.500     BBB-    1,100    1,140,854
  Tenaga Nasional Berhad,
    Note 06-15-04 (R)......................................................    7.875     A+      1,000    1,098,850
                                                                                                        -----------
                                                                                                         23,650,122
                                                                                                        -----------
                                                                TOTAL PUBLICLY TRADED BONDS
                                                                       (Cost $159,887,678)     (96.65%) 166,957,673
                                                                                                ------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Income Securities Trust

                                                                     PAR VALUE
                                                           INTEREST   (000'S      MARKET
ISSUER, DESCRIPTION                                         RATE     OMITTED)     VALUE
-------------------                                         ----     --------     -----
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (4.05%)
  Investment in a joint repurchase agreement
    transaction with SBC Capital Markets, Inc. -
    Dated 12-29-95, due 01-02-96
    (secured by U.S. Treasury Bond,
    7.500% due 11-15-16 and
    10.375% due 11-15-12) - Note A .......................  5.90%   $6,991      $  6,991,000
                                                                                ------------
CORPORATE SAVINGS ACCOUNT (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 5.00% ...................................                               664
                                                                                ------------
                                 TOTAL SHORT-TERM INVESTMENTS        (4.05%)       6,991,664
                                                                   -------      ------------
                                             TOTAL INVESTMENTS     (100.70%)    $173,949,337
                                                                   =======      ============

NOTES TO THE SCHEDULE OF INVESTMENTS

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, nomally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $11,550,403 as of December 31, 1995. See Note A of the Notes to Financial Statements for valuation policy.

+ These securities having an aggregated value of $4,093,283 or 2.37% of the Fund's net assets, have been purchased on a when issued basis subsequent to the date of this schedule. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed the Custodian Bank to segregate assets with a current value at least equal to the amount of its when issued commitment. Accordingly, the market value of $6,063,736 of U.S. Treasury Note 9.000%, 05-15-98 has been segregated to cover the when issued commitments.

* Securities, other than short-term investments, newly added to the portfolio during the year ended December 31, 1995.

** Credit ratings are rated by Moody's Investor Services or John Hancock Advisers, Inc. where Standard and Poors ratings are not available and are unaudited.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Income Securities Trust

NOTE A --
ACCOUNTING POLICIES

John Hancock Income Securities Trust (the "Fund") is a closed-end investment management company registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. Additionally, net capital losses of $509,987 attributable to security transactions occurring after October 31, 1995 are treated as arising on the first day (January 1, 1996) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

   The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

                      NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds-Income Securities Trust


   At December 31, 1995, there were no open positions in financial futures contracts.

NOTE B  --
MANAGEMENT FEE AND ADMINISTRATIVE SERVICES

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser, for a continuous investment program, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund's average weekly net asset value in excess of $300,000,000.

   In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceeds 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

   Messrs. Edward J. Boudreau, Jr. and Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments in other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability is marked to market on a periodic basis and income earned by the investment is recorded on the Fund's books.

NOTE C  --
INVESTMENT TRANSACTIONS

Purchases of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the periods ended December 31, 1995 and 1994 aggregated $61,807,426 and $75,980,881, respectively. Proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the periods ended December 31, 1995 and 1994 aggregated $58,636,609 and $83,883,725, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $99,653,420 and $101,924,771, respectively, in 1995. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $60,083,126 and $53,481,624, respectively, in 1994.

   The cost of investments owned at December 31, 1995 and 1994 (excluding the corporate savings account) for Federal income tax purposes was $166,886,557 and $160,178,310, respectively. Gross unrealized appreciation and depreciation of investment aggregated $8,338,492 and $1,276,376, respectively, resulting in net unrealized appreciation of $7,062,116 at December 31, 1995, and $889,151 and $10,393,012, respectively, resulting in net unrealized depreciation of $9,503,861 at December 31, 1994.

                  John Hancock Funds - Income Securities Trust

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Trustees and Shareholders of
John Hancock Income Securities Trust

We have audited the accompanying statement of assets and liabilities of John Hancock Income Securities Trust (the "Trust'), as of December 31, 1995 and 1994, including the schedule of investments as of December 31, 1995, and the related statement of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 and 1994, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Income Securities Trust at December 31, 1995 and 1994, the results of its operations and changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 9, 1996

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended December 31, 1995.

   Corporate Dividends Received Deduction: None of the 1995 dividends qualify for the corporate dividends received deduction.

   U.S. Government Obligations: Income from these investments may be exempt from certain state and local taxes. The percentage of assets invested in U.S. Treasury bonds. bills and notes was 15.66%. The percentage of annual income derived from U.S. Treasury bonds, bills and notes was 17.39%. The percentage of assets invested in obligations of other U.S. government agencies (excluding securities issued by Federal National Mortgage Association and Government National Mortgage Association) at year end was 3.76%. The percentage of income derived from these instruments was 3.27%. For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

                  John Hancock Funds - Income Securities Trust

QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

Unaudited quarterly results of operations for each of the two years in the period ended December 31, 1995 are as follows:

                                                                                1995
                                                                                ----
                                                                          THREE MONTHS ENDED
                                                                          ------------------
                                                         MARCH 31       JUNE 30   SEPTEMBER 30  DECEMBER 31
                                                         --------       -------   ------------  -----------
                                                                        (OOO's OMITTED EXCEPT
                                                                            PER SHARE DATA)
                                                                        ----------------------
Net investment income .............................    $   3,212     $   3,240     $   3,184     $   3,250
Dividends from net investment income ..............        3,215         3,224         3,133         3,290
Net realized and unrealized gain on investments and
  financial futures contracts .....................        5,076         7,258            99         4,391

Per share of beneficial interest:
  Net investment income ...........................         0.32          0.31          0.31          0.32
  Dividends .......................................         0.32          0.31          0.32          0.31
Net asset value at end of quarter .................    $   15.60     $   16.31     $   16.31     $   16.74

                                                                                1994
                                                                                ----
                                                                          THREE MONTHS ENDED
                                                                          ------------------
                                                         MARCH 31       JUNE 30   SEPTEMBER 30  DECEMBER 31
                                                         --------       -------   ------------  -----------
                                                                        (OOO's OMITTED EXCEPT
                                                                            PER SHARE DATA)
                                                                        ----------------------
Net investment income .............................    $   3,226     $   3,256     $   3,222     $   3,238
Dividends from net investment income ..............        3,174         3,235         3,246         3,281
Net realized and unrealized loss on investments and
  financial futures contracts .....................       (8,059)       (5,676)       (2,078)       (2,170)
Per share of beneficial interest:
  Net investment income ...........................         0.33          0.32          0.31          0.32
  Dividends .......................................         0.32          0.32          0.32          0.32
Net asset value at end of quarter .................    $   16.09     $   14.50     $   14.50     $   15.10

                  John Hancock Funds - Income Securities Trust

DIVIDENDS AND DISTRIBUTIONS

During 1995, dividends from net investment income totaling $1.2550 per share were paid to shareholders. The dates of payment and the amounts per share were as follows:

                                                INCOME
PAYMENT DATE                                   DIVIDEND
------------                                   --------
MARCH 31, 1995                                  $0.3150
JUNE 30, 1995                                    0.3150
SEPTEMBER 29, 1995                               0.3150
DECEMBER 28, 1995                                0.3100

INVESTMENT OBJECTIVE AND POLICY

John Hancock Income Securities Trust is a closed-end diversified investment management company, shares of which were initially offered to the public on February 14, 1973 and are publicly traded on the New York Stock Exchange. Its investment objective is to generate a high level of current income consistent with prudent investment risk. The Fund invests in a diversified portfolio of freely marketable debt securities and may invest an amount not exceeding 20% of its assets in income-producing preferred and common stock. The Fund intends to engage in short-term trading, may issue a single class of senior securities not to exceed 33-1/3% of its net assets at market value, may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of the total assets at cost and may lend its portfolio securities. The Fund pays quarterly dividends from net investment income and intends to distribute any available net realized capital gains annually. All distributions are paid in cash unless the shareholder elects to participate in the Automatic Dividend Reinvestment Plan.

FINANCIAL FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

   The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND REINVESTMENT PLAN

John Hancock Income Securities Trust offers shareholders the opportunity to elect to receive shares of the Fund's Common Shares in lieu of cash dividends. The Plan is available to all shareholders without charge.

   Any shareholder of record of John Hancock Income Securities Trust ("Income Securities") may elect to participate in the Automatic Dividend Reinvestment Plan (the "Plan") and receive shares of Income Securities' Common Shares in lieu of all or a portion of the cash dividends.

   Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank, or nominee to participate in the Plan.

   Participation in the Plan may be terminated at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the

                  John Hancock Funds - Income Securities Trust

number of full shares of Common Shares held by the Agent Bank. A shareholder will receive a cash payment for any fractional share held.

   The Agent Bank will act as agent for participating shareholders. The Board of Trustees of Income Securities will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in Income Securities' Common Shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the Common Shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the Common Shares on the payment date. The market price of the Common Shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of Income Securities. However, if as of such payment date the market price of the Common Shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends.

   The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

   The reinvestment of dividends does not in any way relieve participating shareholders of any Federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your Federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

   Additional information may be obtained from the Customer Service Department, John Hancock Income Securities Trust, 101 Huntington Avenue, Boston, Massachusetts 02199-7603, 1 (800) 843-0090.

SHAREHOLDER MEETING

On April 27, 1995, the Annual Meeting of John Hancock Income Securities Trust ("The Trust") was held to elect Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

   The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                WITHHELD
                                      FOR       AUTHORITY
                                      ---       ---------

Edward J. Boudreau, Jr........... 8,264,488      146,258
Dennis S. Aronowitz.............. 8,260,011      150,735
Richard P. Chapman, Jr........... 8,267,398      143,348
William J. Cosgrove.............. 8,267,207      143,540
Gail D. Fosler................... 8,247,692      163,054
Bayard Henry..................... 8,289,369      121,378
Richard S. Scipione.............. 8,282,194      128,552
Edward J. Spellman............... 8,296,881      113,865

   The shareholders also voted to ratify the Trustees' selection of Ernst & Young llp as independent auditors for the Trust for the fiscal year ended December 31, 1995, with the votes as follows: 8,252,273 FOR, 39,539 AGAINST and 118,934 ABSTAINING.

[LOGO] JOHN HANCOCK FUNDS                                    Bulk Rate
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